NOTE PURCHASE AGREEMENT

                                     BETWEEN

                    ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

                                       AND

                                CERTAIN INVESTORS
                            (AS LISTED ON SCHEDULE A)

                           DATED SEPTEMBER 30th, 2004

                             NOTE PURCHASE AGREEMENT
                             -----------------------

     This  NOTE PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as
                                         ---------
of 30th day of September, 2004 by and among ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. INC., a corporation organized and existing under the laws of the State of Florida ("ENTECH ENVIRONMENTAL TECHNOLOGIES, INC." or the "COMPANY"), and
           ------------------------------------------             -------
certain  investors,  (hereinafter  referred  to  collectively  as  "INVESTOR" OR
                                                                    --------
"INVESTORS")  as  listed  on  Schedule A herein (each agreement with an Investor
 ---------                    ----------
being deemed a separate and independent agreement between the Company and such Investor).

                             PRELIMINARY STATEMENT:
                             ---------------------


     WHEREAS, the Investors wish to advance to the Company, upon the terms and subject to the conditions of this Agreement, a minimum of One Hundred Thousand Dollars ($100,000) and a maximum of One Million Five Hundred Thousand Dollars ($1,500,000) pursuant to a secured note (the "NOTE"). The Note shall be
                                                     ----
convertible into shares of common stock in the Company at two and one half cents ($0.025) per share (the "CONVERSION PRICE"). In addition, the Company will issue
                         ----------------
Common Stock Purchase Warrants to purchase fifteen (15) shares of common stock for every dollar ($1.00) of principal of the Note, at an exercise price of fifteen cents ($0.15) per share. (The Note and corresponding fifteen (15) stock purchase warrants are referred to herein as a "Unit"). The Note shall have a term of two (2) years bearing interest at a rate of eight percent (8%) per annum. The Note shall have first lien and security interest on all assets of the Company and its subsidiaries. The Company shall have no right to prepay the Note. Investor may convert the Note at any time.

     WHEREAS, the parties intend to memorialize the purchase and sale of such Units;

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

             INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS
             ------------------------------------------------------

1.1     Incorporation by Reference.   The foregoing recitals, Schedule A and the
        --------------------------                            ----------
Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

1.2     Superseder.   This Agreement, to the extent that it is inconsistent with
        ----------
any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

1.3     Certain  Definitions.  For  purposes  of  this  Agreement, the following
        --------------------
capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

          1.3.1     "1933  ACT"  means  the  Securities Act of 1933, as amended.
                     ---------

          1.3.2     "1934  ACT"  means  the  Securities Exchange Act of 1934, as
                     ---------
amended.

          1.3.3     "AFFILIATE"  means  a  Person  or  Persons  directly or
                     ---------
indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term "control," as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

          1.3.4     "ARTICLES".   The  Articles  of Organization of the Company,
                     --------
as the same may be amended from time to time.

          1.3.5     "CLOSING DATE" means  the  initial  advance  under  the Note
                     ------------
which shall occur on September 30th, 2004.

          1.3.6     "COMMON  STOCK"  means  the shares of common stock of ENTECH
                     -------------
ENVIRONMENTAL TECHNOLOGIES, INC par value $0.001 per share

          1.3.7     "EFFECTIVE  DATE"  shall  mean  the  date  the  Registration
                     ---------------
Statement of the Company covering the Shares being subscribed for hereby is declared effective.

          1.3.8  "MATERIAL ADVERSE EFFECT"  shall  mean  any  adverse  effect on
                  -----------------------
the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

          (1)     1.3.9    "FLORIDA ACT"  means the Florida revised Statutes, as
                            -----------
amended.

          1.3.10   "PERSON"  means  an  individual,  partnership,  firm, limited
                    ------
liability company, trust, joint venture, association, corporation, or any other legal entity.


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

          1.3.11    "PURCHASE PRICE" means the advances made for the Units.
                     --------------

          1.3.12     REGISTRATION RIGHTS AGREEMENT"  shall mean the registration
                     -----------------------------
rights agreement between the Investors and the Company attached hereto as Exhibit B.
---------

          1.3.13     "REGISTRATION  STATEMENT"   shall  mean  the  registration
                      -----------------------
statement under the 1933 Act to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit B.
                                         ----------

          1.3.14     "SEC"  means the Securities and  Exchange  Commission.
                      ---

          1.3.15     "SEC  DOCUMENTS"  shall  mean  the  Company's  latest  Form
                      --------------
10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

          1.3.16     "SHARES"  shall  mean,  collectively,  the shares of Common
                      ------
Stock of the Company issued upon conversion of the Note subscribed for hereunder and those shares of Common Stock issuable to the Investor upon exercise of the Warrants.

          1.3.17     "UNITS"  shall mean the Note and the Warrants collectively.
                      -----

          1.3.18     "WARRANTS"  shall  mean  the Common Stock Purchase Warrants
                      --------
in the form attached hereto Exhibit C.
                            ---------

          1.3.19 "INSIDERS"  shall mean officers and directors of the Company.
                  --------


                                   ARTICLE II

          SALE AND PURCHASE OF ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                            UNITS AND PURCHASE PRICE


2.1     SALE  OF ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. UNITS    Upon the terms
        ------------------------------------------------------
and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase the following Units with an aggregate principal amount of a minimum One Hundred Thousand Dollars ($100,000) and a maximum of One Million Five Hundred Thousand Dollars ($1,500,000) in accordance with the commitments set forth on Schedule A attached hereto, at the Purchase Price on
                            ----------
the  Closing  Date,  each  Unit  consisting  of:


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

               2.1.1 NOTE  Upon execution and delivery of this Agreement and the
                     ----
Company's receipt of the Purchase Price (as described herein), each Investor shall receive Notes of the Company. The Company shall register the shares of Common Stock underlying conversion of the Notes pursuant to the terms and conditions of a Registration Rights Agreement attached hereto as Exhibit B.
                                                                 ---------

          2.1.1.1  MAXIMUM EXERCISE  The Holder shall not be entitled to convert
                   ----------------
     a Note on a conversion date to acquire a number of shares of Common Stock that would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this limitation is being made on a conversion date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

2.1.2  WARRANTS  Upon execution and delivery of this Agreement and the Company's
       --------
receipt of the Purchase Price (as described herein), each Investor shall receive Warrants to purchase fifteen (15) shares of common stock for every one dollar ($1.00) of Notes purchased pursuant to the terms and conditions of a Warrant, a form of which is attached hereto as Exhibit C.
                                           -----------

          2.1.2.1  MAXIMUM EXERCISE The Holder shall not be entitled to exercise
                   ----------------
     this Warrant on an exercise date in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

2.2  PURCHASE PRICE.  The purchase price  to  be  paid  by  each Investor on the
     --------------
Closing Date shall be as defined section 1.3.5, as the case may be, in accordance with on SCHEDULE A attached hereto, and shall be payable in United
                      ----------
States Dollars. Payment to the Company of the Purchase Price shall be made at the Closing Date by wire transfer of funds to the account specified by the Company and provided to the Investor.

Payment by check shall be as follows:

Entech Environmental Technologies, Inc.
c/o H.B. Covey, Incorporated
309 East Commercial Street
Pomona, CA 91767-5506

Tel: 909-623-2502

Payment by wire shall be as follows:

<BANK INFORMATION>


                                   ARTICLE III

                     CLOSING DATE AND DELIVERIES AT CLOSING

3.1     CLOSING  DATE  The  closing  of  the  transactions  contemplated by this
        -------------
Agreement  (the "CLOSING"), unless expressly determined herein, shall be held at
                 -------
the offices of the Company, at at 5:00 P.M. local time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.

3.2     DELIVERIES BY THE COMPANY. In addition to and without limiting any other
        -------------------------
provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the Investors, the following:

     (a) Within five (5) business days after Closing, ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. will issue a Note duly endorsed to Investor, security agreement and UCC Financing Statements;
     (b)       At or prior to Closing, an executed Agreement;
     (c) At or prior to Closing, an executed Warrant in the name of the Investor in the form attached hereto as Exhibit C;
                                                       ---------
     (d) At or prior to Closing, an executed Registration Rights Agreement between the Investor and the Company in the form attached hereto as Exhibit B;
                  ---------


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

     (e) At or prior to Closing, confirmation that the provisions of Paragraphs 6.6, 6.7, and 6.8 herein have been satisfied or commenced, as appropriate;
     (f) At or prior to Closing, creation of an employee stock ownership plan and employee stock option plan of a total of fifteen million (15,000,000) shares and options for shares of common stock in the Company to vest to management and directors over two (2) years. Not more than 50% will be vested immediately with the balance deferred for at least two years from the Closing Date;
     (g) Such other documents or certificates as shall be reasonably requested by the each Investor or its counsel.

3.3     DELIVERIES  BY  INVESTOR.  In addition to and without limiting any other
        ------------------------
provision of this Agreement, each Investor agrees to deliver, or cause to be delivered, to the Company, as appropriate, the following:

          (a)       At or prior to Closing, the Purchase Price;
          (b)       At or prior to Closing, an executed Agreement;
          (c) At or prior to Closing, an executed Registration Rights Agreement between the Investor and the Company in the form attached hereto as Exhibit B; and
                                          ----------
          (d) Such other documents or certificates as shall be reasonably requested by the Company or his counsel.

In the event any document provided to the other party in Paragraphs 3.2 and 3.2 herein are provided by facsimile, the party shall forward an original document to the other party within seven (7) business days.

3.4  FURTHER ASSURANCES.   The Company and each Investor shall, upon request, on
     ------------------
     or after the Closing Date, cooperate with each other (specifically, the Company shall cooperate with each Investor, and each Investor shall cooperate with the Company, and no Investor is required to cooperate with any other Investor) by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

3.5  THE  INVESTORS BY MAJORITY OF DOLLAR AMOUNT INVESTED  MAY WAIVE  ANY OF THE
     ---------------------------------------------------------------------------
     COMPANY'S  CONDITIONS  OF  CLOSING.
     -----------------------------------


                                   ARTICLE IV


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                        REPRESENTATIONS AND WARRANTIES OF
                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. represents and warrants to the Investors (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Purchaser has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1     ORGANIZATION  AND  QUALIFICATION.   ENTECH  ENVIRONMENTAL  TECHNOLOGIES,
        --------------------------------
INC. is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. and its subsidiaries taken as a whole.

4.2     ARTICLES  OF  INCORPORATION AND BY-LAWS. The complete and correct copies
        ---------------------------------------
of  ENTECH  ENVIRONMENTAL  TECHNOLOGIES,  INC.'s  Articles  of Incorporation and
By-Laws, as amended or restated to date which have been filed with the Securities and Exchange Commission are a complete and correct copy of such document as in effect on the date hereof and as of the Closing Date.

4.3     CAPITALIZATION.
        --------------

               4.3.1 The authorized and outstanding capital stock of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. is set forth in ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.'s Annual Report on Form 10-KSB, filed on <DATE> with the Securities and Exchange Commission and updated on all subsequent SEC Documents. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and no assessable, and free of preemptive rights.

               4.3.2 Except pursuant to this Agreement, and as set forth in ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.'s Annual Report on Form 10-KSB, filed on May 24th, 2004 with the SEC, as of the date hereof and as of the Closing Date, there are not now outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., or agreements, understandings or arrangements to which ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. is a party, or by which ENTECH ENVIRONMENTAL


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

TECHNOLOGIES, INC. is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock. The Company agrees to inform the Investors in writing of any additional warrants granted prior to the Closing Date.

               4.3.3 The Company on the Closing Date (i) will have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to each Investor, ENTECH ENVIRONMENTAL
TECHNOLOGIES, INC. Shares hereunder, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by each Investor of the Purchase Price to the Company, such Investor will acquire good and marketable title to such Company Stock, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever.

4.4     AUTHORITY.   ENTECH  ENVIRONMENTAL  TECHNOLOGIES, INC. has all requisite
        ---------
corporate power and authority to execute and deliver this Agreement, the Notes, Security Agreement and UCC Financing Statements, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by ENTECH
ENVIRONMENTAL TECHNOLOGIES, INC. and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. and constitutes the legal, valid and binding obligation of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., enforceable against ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. in accordance with its terms.

4.5     NO  CONFLICT; REQUIRED  FILINGS  AND  CONSENTS.      The  execution  and
        ----------------------------------------------
delivery of this Agreement by ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. does not, and the performance by ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. of their respective obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "LAWS") in effect as of the date of this Agreement and applicable to ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS obligation to which ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. is a party or by ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. or any of its properties or assets is bound. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect.

4.6     REPORT  AND  FINANCIAL  STATEMENTS.  ENTECH  ENVIRONMENTAL TECHNOLOGIES,
        ----------------------------------
INC.'s Annual Report on Form 10-KSB, filed on May 24th, 2004 with the Securities and Exchange Commission contains the audited financial statements of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. as of May 24th, 2004 (the "FINANCIAL
                                                                     ---------
STATEMENTS").  Each  of  the  balance  sheets  contained  in  or incorporated by
----------
reference into any such Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. as of its date, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied during the periods
                          ---------
involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.

4.7     COMPLIANCE WITH APPLICABLE LAWS. ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
        -------------------------------
is not in violation of, or, to the knowledge of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. is under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

4.8     BROKERS.      No  broker, finder or investment banker is entitled to any
        --------
brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

4.9    SEC DOCUMENTS.  ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. acknowledges that
       -------------
ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. is a publicly held company and has made available to the Investors after demand true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to
Section 12 of the 1934 Act, and the Common Stock is listed and traded on the OTC Bulletin Board Market of the National Association of Securities Dealers, Inc. The Company has received no


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
notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading that the Investor has received from the Company reports with the Securities and Exchange Commission and with the NASD.

4.10     LITIGATION.   To  the  knowledge  of ENTECH ENVIRONMENTAL TECHNOLOGIES,
         ----------
INC., no litigation, claim, or other proceeding before any court or governmental agency is pending or threatened against ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. that materially effects this Agreement.

4.11     EXEMPTION  FROM REGISTRATION. Subject to the accuracy of the Investors'
         -----------------------------
representations in Article V, except as required pursuant to the Registration Rights Agreement, the sale of the Units will not require registration under the 1933 Act and/or any applicable state securities law. When validly converted in accordance with the terms of the Note, and Warrants, as exercised in accordance with their terms, the Shares underlying the Note and the Warrants will be duly and validly issued, fully paid, and non-assessable. The Company is issuing the Units in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933, and/or Section 4(2) of the 1933 Act.

4.12     NO GENERAL SOLICITATION  OR  ADVERTISING IN REGARD TO THIS TRANSACTION.
         ----------------------------------------------------------------------
Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Units, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Units, under the 1933 Act, except as required herein.

4.13     NO MATERIAL ADVERSE CHANGE. Since March 31st, 2004, no Material Adverse
         --------------------------
Effect has occurred or exists with respect to the Company that has not been disclosed in the SEC Documents. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels. Since March 31st 2004, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable


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law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investors.

4.14     MATERIAL  NON-PUBLIC INFORMATION.  The Company has not disclosed to the
         --------------------------------
Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

4.15     INTERNAL  CONTROLS  AND  PROCEDURES.  The  Company  maintains books and
         -----------------------------------
records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

4.16     FULL  DISCLOSURE.  No  representation  or  warranty  made  by  ENTECH
         ----------------
ENVIRONMENTAL TECHNOLOGIES, INC. in this Agreement and no certificate or document furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, severally and not jointly, as to himself or itself and not as to any other Investor, represents and warrants to the Company with the Company that:

5.1     ORGANIZATION  AND  STANDING  OF  THE  INVESTOR.  Where the Investor is a
        -----------------------------------------------
corporation, such Investor is duly incorporated, validly existing and in good standing under the laws of the state in which it was formed. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor's address. If an entity, the Investor was not formed for the purpose of investing solely in the Units the subject of this Agreement.

5.2     AUTHORIZATION  AND  POWER.  The  Investor  has  the  requisite power and
        -------------------------
authority to enter into and perform this Agreement and to purchase the Units being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all


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necessary  corporate  action  where  appropriate.  This  Agreement  and  the
Registration Rights Agreement have been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3     NO CONFLICTS.  The execution, delivery and performance of this Agreement
        ------------
and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor's charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of such Investor's obligations under this Agreement or to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

5.4     FINANCIAL RISKS. The Investor acknowledges that such Investor is able to
        ---------------
bear the financial risks associated with an investment in the Units and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Units by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Units.

5.5     ACCREDITED  INVESTOR.  The  Investor  is (i) an "accredited investor" as
        --------------------
that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Units.


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    5.6     BROKERS.  No broker,  finder or investment banker is entitled to any
            -------
brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investors.

5.7     KNOWLEDGE  OF  COMPANY.  Each  Investor and such Investor's advisors, if
        -----------------------
any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units. Each Investor and such Investor's advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8     RISK  FACTORS  Each Investor understands that such Investor's investment
        -------------
in the Units involves a high degree of risk. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units. Each Investors warrants that such Investor is able to bear the complete loss of such Buyer's investment in the Units.

5.9     FULL  DISCLOSURE.  No representation or warranty made by the Investor in
        ----------------
this Agreement and no certificate or document furnished or to be furnished to ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

5.10     REIMBURSEMENT  OF  DUE DILIGENCE EXPENSES.    Upon closing, the Company
         -----------------------------------------
shall reimburse Investors for reasonable expenses incurred in conducting due diligence. Such reimbursement shall be allocated to Investors that provide proof of payment of such expenses in a proportional manner. If the transaction is not closed there shall be no reimbursement of any due diligence expenses.

5.11     REIMBURSEMENT  OF  LEGAL  EXPENSES.    Upon  closing, the Company shall
         ----------------------------------
reimburse Investors for all reasonable legal expenses incurred relating to this transaction including any retainer for current services and fees paid for past legal services on behalf of the Company. Such reimbursement shall be allocated to Investors that provide proof of payment of such expenses in a proportional manner. If the transaction is not closed there shall be no reimbursement of any legal expenses.

5.12     REIMBURSEMENT  OR  CONVERSION  OF ALL PAYMENTS BY INVESTOR ON BEHALF OF
         -----------------------------------------------------------------------
COMPANY.  Upon  closing,  the Company shall reimburse Investors for all advanced
-------
funds and for any and all payments (direct and indirect), for any purpose whatsoever, made to any and all vendors, creditors and for liability settlements of the Company and its subsidiaries. Such advanced funds and payments include but are not limited to settlements paid and payments made for working


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
capital purposes as well as items paid in Sections 5.10 and 5.11 above. The Investor in its sole discretion may convert such advanced funds and payments into additional subscription of the Note.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

6.1.     REGISTRATION  RIGHTS.  The  Company shall cause the Registration Rights
         --------------------
Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

6.2.     RESERVATION  OF  COMMON  STOCK.  As of the date hereof, the Company has
         ------------------------------
reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the shares of Common Stock underlying the Notes and Warrants.

6.3.     LISTING  OF  COMMON  STOCK.  The  Company hereby agrees to maintain the
         --------------------------
listing of the Common Stock on a publicly trading market. The Company will take all action to continue the listing and trading of its Common Stock on a publicly traded market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of a publicly traded market.

6.4.     EXCHANGE  ACT  REGISTRATION. The Company will cause its Common Stock to
         ---------------------------
continue to be registered under Section 12(b) or (g) of the 1934 Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investors have disposed of all of their Shares or the shares of Common Stock underlying the Warrants.

6.5.     CORPORATE  EXISTENCE; CONFLICTING AGREEMENTS. The Company will take all
         --------------------------------------------
steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

6.6  PREFERRED  STOCK.   On  or  prior  to  the  Closing  Date, the Company will
     -----------------
     cause to be cancelled all authorized shares of Preferred Stock of the Company. For a period of three years from the closing the Company will not issue any preferred stock.

6.7  CONVERTIBLE  DEBT.     On  or  prior to  the Closing Date, the Company will
     ------------------
     cause to be cancelled all convertible debt in the Company other than the Notes. For a period of three


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
     years from the closing the Company will not issue any convertible debt other than the Notes.

6.8  RESET EQUITY DEALS.     On or  prior  to the Closing Date, the Company will
     -------------------
     cause to be cancelled any and all reset features related to any shares outstanding that could result in additional shares being issued. For a period of three years from the closing the Company will not enter into any transactions that have any reset features that could result in additional shares being issued.

6.9  INDEPENDENT  DIRECTORS.    The  Company  will  cause  the appointment of at
     ----------------------
     least two independent directors within one hundred (100) days. If no such Directors are appointed, the Company shall pay to the Investors, pro rata, as liquidated damages and not as a penalty, an amount equal to twenty four percent (24%) of the Purchase Price per annum, payable monthly. The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in this Section 6.9 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Company to appoint at least two independent directors in accordance with the provision hereof.

6.10 INDEPENDENT  DIRECTORS  BECOME  MAJORITY  OF  AUDIT  AND  COMPENSATION
     ----------------------------------------------------------------------
     COMMITTEES. The Company will cause the appointment of a majority of outside
     ----------
     directors to the audit and compensation committees of the board of directors within one hundred and twenty (120) days. If no such Directors are appointed, the Company shall pay to the Investors, pro rata, as liquidated damages and not as a penalty, an amount equal to twenty four percent (24%) of the Purchase Price per annum, payable monthly. The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in this Section 6.10 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Company to appoint at least two independent directors in accordance with the provision hereof.

6.11 USE  OF  PROCEEDS.   The Company will use the proceeds from the sale of the
     -----------------
     Units (excluding amounts paid by the Company for legal and administrative fees in connection with the sale of the Units) for working capital.

6.12 RIGHT OF FIRST REFUSAL.   Each Investor shall have the right to participate
     ----------------------
in any financing by the company on a pro rata basis at eighty percent (80%) of the offering price.


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
6.13 PRICE ADJUSTMENT.    If,  within  the 24 months following the Closing Date,
     ----------------
the Company closes on the sale of a note or notes, shares of Common Stock, or shares of any class of Preferred Stock at a price per share of Common Stock, or with a conversion right to acquire Common Stock at a price per share of Common Stock, that is less than the Conversion Price (as adjusted to the capitalization per share as of the Closing Date, following any stock splits, stock dividends, or the like) (collectively, the "Subsequent Conversion Price"), the Company shall make a post-Closing adjustment in the Conversion Price so that the effective price per share paid by the Investors is reduced to the Subsequent Conversion Price as applied to the Investors' then current holdings.

6.14 INSIDER  SELLING.  The  earliest  any "insiders"  can  start  selling their
     -----------------
     shares shall be two years from Closing. Investors and Terence Leong shall not be considered "Insiders".

6.15 EMPLOYMENT  AND CONSULTING CONTRACTS.   Employment and consulting contracts
     -------------------------------------
     with officers and directors shall at time of Closing and for three years thereafter shall not contain: any bonuses not related directly to increases in earnings per share; any car allowances not approved by the unanimous vote of the board of directors; any anti-dilution or reverse split protection provisions for shares, options or warrants; any deferred compensation; any unreasonable compensation or benefit clauses; or any termination clauses of over one year of salary.

6.16 NOTICE  OF INTENT TO SELL OR MERGE COMPANY.  The Company will give Investor
     -------------------------------------------
     90 days notice before entering into a transaction to merge or sell a controlling interest in the Company.

6.17 SALE  OR  MERGER  OF  COMPANY.  In  the  event  of  a  sale  or  merger  of
     ------------------------------
     substantially all of the Company the 4.99% restriction in the Notes and in the Warrants will immediately be released and the Buyer will have the right to exercise the options concurrent with the sale.


                                   ARTICLE VII

                           COVENANTS OF THE INVESTORS

7.1     COMPLIANCE  WITH  LAW. The Investor's trading activities with respect to
        ---------------------
shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company's Common Stock is listed.


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7.2     TRANSFER RESTRICTIONS.   The  Investor's acknowledge that (1) the Notes,
        ---------------------
Warrants and shares underlying the Notes and Warrants have not been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor's shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Notes, Warrants and shares underlying the Notes and Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Notes, Warrants and shares underlying the Notes and Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

7.3     RESTRICTIVE LEGEND.  The Investors acknowledge and agree that the Notes,
        ------------------
the Warrants and the Shares underlying the Notes and Warrants, and, until such time as the Shares underlying the Notes and Warrants have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

     "THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH
     SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."


                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

     The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1     NO TERMINATION. This  Agreement  shall not have been terminated pursuant
        --------------
to  Article  X  hereof.

8.2     REPRESENTATIONS TRUE AND CORRECT.  The representations and warranties of
        --------------------------------
the Investors contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

8.3     COMPLIANCE WITH COVENANTS.   The  Investors  shall  have  performed  and
        -------------------------
complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

8.4     NO ADVERSE PROCEEDINGS.   On  the  Closing Date, no action or proceeding
        ----------------------
shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.



                                   ARTICLE IX

                 CONDITIONS PRECEDENT TO INVESTOR'S OBLIGATIONS

     The obligation of the Investors to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

9.1     NO TERMINATION.  This  Agreement shall not have been terminated pursuant
        --------------
to Article  X  hereof.

9.2     REPRESENTATIONS  TRUE  AND CORRECT.   The representations and warranties
        ----------------------------------
of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

9.1    COMPLIANCE  WITH  COVENANTS .  ENTECH  ENVIRONMENTAL  TECHNOLOGIES,  INC.
       ----------------------------
shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

9.4     NO ADVERSE PROCEEDINGS.  On  the  Closing  Date, no action or proceeding
        ----------------------
shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.


                                    ARTICLE X


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                        TERMINATION, AMENDMENT AND WAIVER

10.1     TERMINATION.   This  Agreement  may  be terminated at any time prior to
         -----------
the  Effective  Time:

          10.1.1     by mutual written consent of the Investors and the Company;

          10.1.2 by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. set forth in this Agreement, or if any representation or warranty of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a "TERMINATING BREACH"), and such breach shall, if capable of cure, not have been cured within five (5) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach.

10.2     EFFECT  OF  TERMINATION.   In  the  event  of  the  termination of this
         -----------------------
Agreement pursuant to Paragraph 10.1 hereof, there shall be no liability on the party of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. or the Investors or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease, except as expressed herein, except that the Company retains the obligations pursuant to Paragraph 6.7.

10.3     AMENDMENT.  This  Agreement  may  be  amended by the parties hereto any
         ---------
time prior to the Closing Date by an instrument in writing signed by the parties hereto.

10.3  WAIVER.  At  any  time  prior  to  the  Closing Date, ENTECH ENVIRONMENTAL
      ------
TECHNOLOGIES, INC. or the Investors, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or;
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.


                                   ARTICLE XI


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                               GENERAL PROVISIONS

11.1     TRANSACTION  COSTS.  Except  as  otherwise provided herein, each of the
         ------------------
parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

11.2     INDEMNIFICATION.    The  Investor  agrees to indemnify, defend and hold
         ---------------
the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to indemnify, defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. In no event shall the Company be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement nor shall any party have any liability hereunder in the event of gross negligence or willful misconduct of the indemnified party. In the event of a breach of this Agreement by the Company, the Investor shall be entitled to pursue a remedy of specific performance upon tender into the Court an amount equal to the Purchase Price of the Units hereunder. The indemnification by the Investors shall be limited to the amount they have invested on the Closing Date.

11.3     HEADINGS.   The  table  of  contents  and  headings  contained  in this
         --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4     ENTIRE AGREEMENT. This Agreement (together with the Schedule, Exhibits,
         ----------------
Warrants and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

11.5     NOTICES.  All  notices  and  other communications hereunder shall be in
         -------
writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

          If to ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.:
          ---------------------------------------------

          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

          With a copy to:
          --------------
          <ADDRESS>


          If to the Investors:
          -------------------

          To  the address listed on Schedule A herein or to the address provided
                                    ----------
          to  the  Company  by  an  Investor.

11.6     SEVERABILITY.   If  any  term  or  other provision of this Agreement is
         ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.7     BINDING  EFFECT. All the terms and provisions of this Agreement whether
         ---------------
so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

11.8     PREPARATION OF AGREEMENT.    This Agreement shall not be construed more
         ------------------------
strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

11.9     GOVERNING  LAW.   This Agreement shall be governed by, and construed in
         --------------
accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

11.10     JURISDICTION.  This  Agreement  shall  be  exclusively governed by and
          -------------
construed in accordance with the laws of the State of New York. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Ohio. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

11.11     PREPARATION  AND FILING OF SECURITIES AND EXCHANGE COMMISSION FILINGS.
          ----------------------------------------------------------------------
Each Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date due after the Closing Date.

11.12     FURTHER  ASSURANCES,  COOPERATION.   Each party shall, upon reasonable
          ---------------------------------
request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.13   SURVIVAL  The representations, warranties, covenants and agreements made
        --------
herein shall survive the Closing of the transaction contemplated hereby.

11.14     THIRD PARTIES   Except as disclosed in this Agreement, nothing in this
          -------------
Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.15     FAILURE  OR  INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or
          -------------------------------------------------------
delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.16     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
          ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                         [SIGNATURES ON FOLLOWING PAGE]





                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

     IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.


ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC.


Burr Northrop
--------------------------

By:  /s/  Burr Northrop
   -----------------------
Title:  President
      --------------------

                                    INVESTORS



/s/  Andrew Barron Worden
-----------------------------
Andrew Barron Worden
President, General Partner of
Barron Partners LP
730 Fifth Avenue, 9th Floor
New York NY 10019



-------------------------------                  -------------------------------
Print Name:                                      Print Name:
Entity (if appropriate):                         Entity (if appropriate):
                        -------                                          -------

-------------------------------                  -------------------------------
Title: (if appropriate):                         Title: (if appropriate):
                        -------                                          -------



-------------------------------                  -------------------------------
Print Name:                                      Print Name:
Entity (if appropriate):                         Entity (if appropriate):
                        -------                                          -------

-------------------------------                  -------------------------------
Title: (if appropriate):                         Title: (if appropriate):
                        -------                                          -------


                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                                   SCHEDULE A



NAME AND ADDRESS       AMOUNT OF            NUMBER OF      NUMBER OF WARRANTS
                       INVESTMENT           SHARES OF
                                          COMMON STOCK




                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

EXHIBIT A
---------

                                FORM OF WARRANT
                                ---------------




                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS

                                    EXHIBIT B
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------




                        NOTE PURCHASE AGREEMENT BETWEEN
      ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., INC. AND CERTAIN INVESTORS